                                                                   EXHIBIT 10.91

                             AMENDMENT NUMBER EIGHT
                                     TO THE
                       COUNTRYWIDE FINANCIAL CORPORATION
                             1993 STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED AS OF MARCH 27, 1996)

         WHEREAS, the Board of Directors of Countrywide Financial Corporation (the "Company") declared a stock dividend effective as of December 17, 2003 which represents a 4-for-3 split of the Company's common stock; and

         WHEREAS, pursuant to Section 8(a) of the Countrywide Financial Corporation 1993 Stock Option Plan (as Amended and Restated March 27, 1996) (the "1993 Plan"), the Compensation Committee of the Board of Directors ("the Committee") shall appropriately and equitably adjust the number of shares of common stock or other securities which are subject to the 1993 Plan or subject to any Option theretofore granted;

         WHEREAS, The Committee wishes to amend Section 8(a) to enable the Board to make such adjustments by resolution or, alternatively, for such adjustments to be automatic;

         NOW THEREFORE, the Plan is amended to read as follows effective December 17, 2003:

         1.       Section 4 (a) is hereby deleted in its entirety and new
                  Section 4 (a) is hereby inserted in its place as follows:

                           "(a)     The maximum number of Shares that may be
                           made the subject of Options granted under the Plan is 21,333,333; provided, however, that the maximum number of Shares that may be the subject of Options granted to any Eligible Employee from and after March 27, 1996 and during the term of the Plan may not exceed four million (4,000,000). Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to Section 8. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board."

         2. Section 5 (b) is hereby deleted and new Section 5 (b) is inserted in its place as follows:

                                    (b)  "Number of Shares. Each Director Option
                                         granted shall be in respect of a
                                         number of Shares equal to the lesser
                                         of (1) 10,000 multiplied by a
                                         fraction, the numerator of which is
                                the earnings per Share on a fully diluted basis of the Company for the fiscal year of the Company ended immediately before the date of grant of the Director Option (as reported in the audited Financial Statements included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), but in no event less than zero) (the "EPS Numerator Amount") and the denominator of which is $.51 or (2) 10,000 multiplied by a fraction, the numerator of which is the EPS Numerator Amount and the denominator of which is the earnings per share on a fully diluted basis of the Company for the fiscal year immediately preceding the fiscal year in respect of which the EPS Numerator Amount is determined as reported in the Company's Annual Report on Form 10-K filed with the SEC. The number 10,000 and the $.51 amount referred to in the previous sentence shall be equitably adjusted in the event of a Change in Capitalization."

         3. Section 8 (a) is hereby deleted and new Section 8 (a) is inserted in its place as follows:

                  (a) Subject to Section 9, in the event of a Change in Capitalization, the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan in the aggregate and to any Optionee, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefore, if applicable, shall be appropriately and equitably adjusted by the Committee or the Board. In the event the Committee or Board do not otherwise act pursuant to its prescribed authority, that in the event of a stock split, the number of shares available under the Plan or subject to any individual limits or award type limitations shall be automatically adjusted to reflect the ratio of the stock split. Additionally any outstanding Awards shall be adjusted by proportionately increasing the number of shares covered by, and for stock options, proportionately decreasing the exercise price set forth in, the applicable options.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the Company has caused this Amendment Number Eight to be executed by its duly authorized officer this 14th day of April, 2004.

                                      Countrywide Financial Corporation

                                      By: /s/ Thomas Boone
                                          --------------------------------------
                                              Thomas Boone
                                              Senior Managing Director, Chief
                                              Administrative Officer

Attest:

/s/ Gerard A. Healy
------------------------------
Gerard A. Healy
Assistant Secretary